Retirement Plans	12 Months Ended
Dec. 31, 2010
Retirement Plans [Abstract]
Retirement plans
20. Retirement plans:
     Effective January 1, 2009, we adopted and established (and subsequently amended and restated for compliance and other issues) the Complete Production Services, Inc. Deferred Compensation Plan, whereby eligible participants, including members of senior management, non-employee directors and certain highly-compensated individuals, could defer up to 90% of their compensation and up to 90% of the employees’ annual incentive bonus, or 100% of director compensation for services rendered, into various investment options pre-tax. For amounts deferred, we will match the contribution dollar-for-dollar up to four percent of compensation minus $3.3, and we may make other discretionary contributions pursuant to resolutions of this plan’s administrative committee. Participants immediately vest in amounts deferred as well as any matching or discretionary contributions we make. Participants bear the risk of loss associated with investment gains or losses. We intend that this plan will meet all the requirements necessary to be a nonqualified, unfunded, unsecured plan of deferred compensation within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. We have recorded an asset and corresponding liability totaling $882 related to the rabbi trust associated with our deferred compensation plan. For the years ended December 31, 2010 and 2009, we expensed an insignificant amount related to matching contributions associated with this deferred compensation plan.
     We maintain defined contribution retirement plans for substantially all of our U.S. and Canadian employees who have completed six months of service. Employees may voluntarily contribute up to a maximum percentage of their salaries to these plans subject to certain statutory maximum dollar values. The employer contributions vest immediately with respect to the Canadian RRSP plan and U.S. 401(k) plan. In response to market conditions, effective May 1, 2009, we amended our 401(k) plan and deferred compensation plan to suspend matching contributions to such plans through December 31, 2010. We re-instated our matching contribution in 2011, see Note 24, “Subsequent events.”
     We expensed $436, $2,231 and $6,101 related to our various defined contribution plans for the years ended December 31, 2010, 2009 and 2008, respectively.
     We provide a seniority premium benefit to substantially all of our Mexican employees, through a subsidiary, in accordance with Mexican law. The benefit consists of a one-time payment equivalent to 12-days wages for each year of service (calculated at the employee’s current wage rate but not exceeding twice the minimum wage), payable upon voluntary termination after fifteen years of service, involuntary termination or death. In addition, we provide statutory mandated severance benefits to substantially all Mexican employees, which includes a one-time payment of three months wages, plus 20-days wages for each year of service, payable upon involuntary termination without cause and charged to income as incurred. We accrued $1,249 and $1,604 at December 31, 2010 and 2009, respectively, related to our liability under this benefit arrangement in Mexico.